ADVISORSHARES TRUST

ADVISORSHARES STAR GLOBAL BUY-WRITE ETF

NYSE Arca Ticker: VEGA

Supplement dated December 3, 2021 to the

Summary Prospectus, Prospectus and Statement of Additional Information

dated November 1, 2021

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and Statement of Additional Information (the “SAI”) for the AdvisorShares STAR Global Buy-Write ETF (the “Fund”). It should be read in conjunction with those documents and retained for future reference.

Effective immediately, Mr. Robert Kellogg and Ms. Rebecca Valdez no longer serve as portfolio managers of the Fund. Mr. Kenneth Hyman continues to serve as portfolio manager. All references to Mr. Kellogg and Ms. Valdez in the Summary Prospectus, Prospectus and SAI are hereby deleted.